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                                                                    EXHIBIT 10.7


                                    AGREEMENT

THIS AGREEMENT MADE EFFECTIVE AND EXECUTED AS OF MARCH 9, 2001 (the "Effective Date").

BETWEEN:
           REACH TECHNOLOGIES, INC

           Suite 103 - 1581H Hillside Ave Victoria, B.C.
           V8T 2C1
           ("REACH")
AND:
           DDR SYSTEMS, INC.

           3650 West 30th Ave
           Vancouver, B.C.
           V6S 1W8
           ("DDR")

WHEREAS:

A. REACH (a British Columbia Corporation) is in the business producing Digital Data Recorders;

B. DDR (a Washington Corporation) is a corporation specifically created to market REACH'S Digital Data Recorders through a Licensing Agreement with REACH dated June 3, 1999;

C. REACH and DDR wish to amend the Licensing Agreement dated June 3, 1999 and amended January 14, 2001 as it pertains to exclusivity (the "Transaction");

D. REACH and DDR agree that this Agreement will constitute a binding agreement upon them in respect of the Transaction, such to be on the terms and conditions contained herein;

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements herein contained, the parties hereto do covenant and agree (the "Agreement") each with the other as follows:

1. REPRESENTATIONS AND WARRANTIES

1.1 DDR represents and warrants to REACH that DDR has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon DDR enforceable against it in accordance with its terms and conditions.


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1.2 REACH represents and warrants to DDR that REACH has good and sufficient right and authority to enter into this Agreement and carry out its obligations under this Agreement on the terms and conditions set forth herein, and this Agreement is a binding agreement upon REACH enforceable against it in accordance with its terms and conditions.

2. LICENSE AMENDMENT

2.1 The parties agree that, in exchange for the amendment of the Licensing Agreement dated June 3, 1999 from an exclusive to a nonexclusive licence and subject to the terms and conditions of this Agreement, REACH will

     (a) Forgive of the January 14, 2001 promissory note of $5,000 by DDR to REACH and

     (b) Amend the commitment to purchase $100,000 of the Reach Technologies Inc. licensed product line by January 31, 2002, and a further $100,000 by January 31, 2003, to retain its license to $75,000 of the Reach Technologies Inc. licensed product line by January 31, 2002, and a further $75,000 by January 31, 2003. If these minimum purchase levels are not achieved, REACH shall have the right to terminate this agreement, immediately and without penalty.

3. GENERAL

3.1 Time and each of the terms and conditions of this Agreement shall be of the essence of this Agreement.

3.2 This Agreement constitutes the entire agreement between the parties hereto in respect of the matters referred to herein.

3.3 The parties hereto shall execute and deliver all such further documents and do all such acts as any party may, either before or after the execution of this Agreement, reasonably require of the other in order that the full intent and meaning of this Agreement is carried out.

3.4 No amendment or interpretation of this Agreement shall be binding upon the parties hereto unless such amendment or interpretation is in written form executed by all of the parties to this Agreement.


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3.5 Any notice or other communication of any kind whatsoever to be given under this Agreement shall be in writing and shall be delivered by hand, email or by mail to the parties at:

           Reach Technologies, Inc.                     DDR Systems, Inc.
           Suite 103 - 1581H Hillside Ave               3650 West 30th Ave
           Victoria, B.C.                               Vancouver, B.C.
           V8T 2C1                                      Canada V6S 1W8
           Attention: Jeff Dilabough                    Attention:


or to such other addresses as may be given in writing by the parties hereto in the manner provided for in this paragraph.

3.6 This Agreement shall be governed by the laws of Washington State applicable therein, and the parties hereby attorn to the jurisdiction of the Courts of Washington State.

3.7 This Agreement may be signed by fax and in counterpart.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED, SEALED AND DELIVERED BY             SIGNED, SEALED AND DELIVERED BY
REACH TECHNOLOGIES, INC.                    DDR SYSTEMS, INC.

per:                                        per:

/s/                                         /s/
-------------------------------------       ------------------------------------
Authorized Signatory                        Authorized Signatory
Name of Signatory: Mike Frankenberger       Name of Signatory:
Title of Signatory: Director                Title of Signatory: Director



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